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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 21, 2006

                         COMMISSION FILE NUMBER 0-23903

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                                eAUTOCLAIMS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


            NEVADA                                               95-4583945
(STATE OR OTHER JURISDICTION OF                                (IRS EMPLOYER
 INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)


 110 EAST DOUGLAS ROAD, OLDSMAR, FLORIDA                           34677
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)


                                 (813) 749-1020
                         (REGISTRANT'S TELEPHONE NUMBER)

                                ----------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 3.02.        UNREGISTERED SALES OF EQUITY SECURITIES

                  Effective March 21, 2006, we issued a total of 11,341,076 shares of our common stock in connection with the exercise of a like number of outstanding common stock purchase warrants with exercise prices ranging from $.16 to $.30 per share. We generated gross proceeds of $1,818,752 from the exercise of these warrants. We paid Noble International Investments, Inc. a fee of approximately $50,662 to render certain financial advisory and investment banking services in connection with the exercise of these outstanding common stock purchase warrants.

                  In addition, we issued a total of 8,200,359 new common stock purchase warrants with an exercise price of $.30 to those warrant holders who exercised outstanding common stock purchase warrants as described above. The new warrants have a term of three (3) years and are callable if the closing price of our stock is at or above $.62 for ten (10) consecutive trading days. We agreed to file no later than sixty (60) days, or on or about May 20, 2006 a new Registration Statement under cover of Form S-1 registering the 8,200,359 shares underlying the issuance of the new common stock purchase warrants. In addition, we will include in this Registration Statement all of the existing securities, which were previously registered under our Form S-1, File No. 333-129964, dated December 7, 2005, which have not been sold previously by such selling shareholders as part of this new Registration Statement.

                  We intend to notify the selling shareholders under the above referenced Registration Statement that pursuant to our Item 17 undertakings contained in Part II of the Form S-1, that we are required to file a new Registration Statement to include the transactions described herein and to also update the financial statements and results of operations included in such Registration Statement for our most recent quarter ended January 31, 2006. Although those selling shareholders will be unable sell their securities pursuant to the previous Registration Statement until the new Registration Statement is declared effective, the selling shareholders will be still be able to sell such securities pursuant to Rule 144, if they so desire.

                  The warrant exercise program described above was offered to 29 current security holders of which 13 participated and elected to exercise the old warrants and receive the new warrants as described above. We relied upon the exemptions from registration pursuant to Section 4(2) and Rule 506 of Regulation D promulgated under the Securities Act of 1933, as amended, in connection with this unregistered sale of our equity securities.

                  We plan to use the proceeds of the exercise of our outstanding warrants for general corporate purposes and investment in our Special Markets Division.

                  The foregoing description does not purport to be a complete statement of all of the relevant terms and conditions of the above transactions or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the provisions of the
(i) Warrant Exercise Term Sheet, (ii) Subscription Agreement, (iii) Registration Rights Agreement, (iv) form of Warrant to Purchase Common Stock, and (v) the Agreement by and between us and Noble, which are attached as Exhibits 99.1 through 99.5, respectively, to this current report on Form 8-K.


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ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

             Exhibit Number Description

             99.1   Warrant Exercise Term Sheet

             99.2   Subscription Agreement

             99.3   Registration Rights Agreement

             99.4   Common Stock Purchase Warrant

             99.5   Letter Agreement with Noble International Investments, Inc.



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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    March 22, 2006                 eAUTOCLAIMS, INC.

                                        By: /s/ Eric Seidel
                                            ------------------------------------
                                        Print Name: Eric Seidel
                                                   -----------------------------
                                        Title: CEO and President
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MTC/ej/370622 v1 (Form 8-K)